Tortoise Essential Energy Fund
Schedule of Investments
August 31, 2025 (Unaudited)

COMMON STOCKS - 68.2%	Shares	Value
Canada Crude Oil Pipelines - 3.2%
Enbridge, Inc.	100,067	$4,837,239

Canada Natural Gas/Natural Gas Liquids Pipelines - 5.2%
TC Energy Corp.	150,646	7,842,631

United States Crude Oil Pipelines - 3.5%
Plains GP Holdings LP	276,085	5,328,440

United States Local Distribution Companies - 3.7%
CenterPoint Energy, Inc.	77,580	2,925,542
NiSource, Inc.	63,647	2,690,358
		5,615,900

United States Natural Gas Gathering/Processing - 3.7%
Hess Midstream Partners LP - Class A	136,544	5,625,613

United States Natural Gas/Natural Gas Liquids Pipelines - 7.7%
ONEOK, Inc.	59,975	4,580,891
The Williams Companies, Inc.	120,664	6,984,032
		11,564,923

United States Renewables and Power Infrastructure - 41.2%
Clearway Energy, Inc. - Class C	231,029	6,886,974
CMS Energy Corp.	32,758	2,344,490
Constellation Energy Corp. (a)	34,413	10,598,516
DTE Energy Co.	18,030	2,463,799
Entergy Corp.	44,689	3,936,654
Evergy, Inc.	70,375	5,014,923
NRG Energy, Inc. (a)	19,899	2,896,498
Sempra Energy	80,860	6,675,802
Southern Co.	39,162	3,614,653
Talen Energy Corp. (b)	4,852	1,838,520
Vistra Corp. (a)	49,327	9,328,229
WEC Energy Group, Inc.	28,480	3,033,405
Xcel Energy, Inc.	51,532	3,730,401
		62,362,864
TOTAL COMMON STOCKS (Cost $89,776,886)		103,177,610

MASTER LIMITED PARTNERSHIPS - 18.4%	Units	Value
United States Natural Gas Gathering/Processing - 2.5%
Western Midstream Partners LP	94,259	3,695,895

United States Natural Gas/Natural Gas Liquids Pipelines - 11.3%
Energy Transfer LP	577,342	10,230,501
Enterprise Products Partners LP	214,666	6,899,365
		17,129,866

United States Refined Product Pipelines - 4.3%
MPLX LP	128,730	6,548,495

United States Renewables and Power Infrastructure - 0.3%
XPLR Infrastructure LP	47,462	503,097
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $17,987,555)		27,877,353

CORPORATE BONDS - 12.0%	Par	Value
United States Natural Gas Gathering/Processing - 5.1%
Antero Midstream Partners LP, 5.75%, 03/01/2027 (c)	2,671,600	2,672,463
Blue Racer Midstream LLC, 6.63%, 07/15/2026 (c)	2,078,600	2,080,304
Kodiak Gas Services LLC, 7.25%, 02/15/2029 (c)	2,796,800	2,894,601
		7,647,368

United States Natural Gas/Natural Gas Liquids Pipelines - 4.8%
NGPL PipeCo LLC, 3.25%, 07/15/2031 (c)	2,479,600	2,237,070
Tallgrass Energy LP, 5.50%, 01/15/2028 (c)	2,254,600	2,251,966
Venture Global LNG, Inc., 9.88%, 02/01/2032 (c)	2,479,600	2,701,336
		7,190,372

United States Refined Product Pipelines - 0.8%
Buckeye Partners LP, 5.85%, 11/15/2043	1,396,000	1,252,146

United States Renewables and Power Infrastructure - 1.3%
NextEra Energy, Inc., 4.80% to 12/01/2027 then 3 mo. LIBOR US + 2.41%, 12/01/2077 (d)	734,400	710,213
Vistra Operations Co. LLC, 7.75%, 10/15/2031 (c)	1,185,000	1,259,753
		1,969,966
TOTAL CORPORATE BONDS (Cost $17,805,921)		18,059,852

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.2%	Shares	Value
First American Government Obligations Fund - Class X, 4.22%(e)	1,797,518	1,797,518
TOTAL MONEY MARKET FUNDS (Cost $1,797,518)		1,797,518

TOTAL INVESTMENTS - 99.8% (Cost $127,367,880)		150,912,333
Other Assets in Excess of Liabilities - 0.2%		326,661
TOTAL NET ASSETS - 100.0%		$151,238,994
two		–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.		–%

LIBOR - London Interbank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of August 31, 2025, the value of these securities total $16,097,493 or 10.6% of the Fund’s net assets.

(d)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(e)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

Tortoise Essential Energy Fund
Schedule of Written Options
August 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.0)%	Notional Amount	Contracts	Value
Call Options - (0.0)% (a)(b)(c)
Constellation Energy Corp., Expiration: 09/19/2025; Exercise Price: $380.00	$(10,594,512)	(344)	$(5,123)
NRG Energy, Inc., Expiration: 09/19/2025; Exercise Price: $175.00	(2,882,088)	(198)	(3,571)
Vistra Corp., Expiration: 09/19/2025; Exercise Price: $240.00	(9,323,123)	(493)	(8,393)
TOTAL WRITTEN OPTIONS (Premiums received $119,748)			$(17,087)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	100 shares per contract.
(c)	Exchange-traded.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

Tortoise Essential Energy Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$103,177,610	$–	$–	$103,177,610
Master Limited Partnerships	27,877,353	–	–	27,877,353
Corporate Bonds	–	18,059,852	–	18,059,852
Money Market Funds	1,797,518	–	–	1,797,518
Total Investments	$132,852,481	$18,059,852	$–	$150,912,333

Liabilities:
Investments:
Written Options	$–	$(17,087)	$–	$(17,087)
Total Investments	$–	$(17,087)	$–	$(17,087)

Refer to the Schedule of Investments for further disaggregation of investment categories.